SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2002



                               e-PERCEPTION, INC.
             (Exact name of registrant as specified in its charter)
                                ________________

________________________________________________________________________________


            Nevada                   000-27507                  88-0350448
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)
________________________________________________________________________________

                           27555 Ynez Road, Suite 203
                           Temecula, California 92591
               (Address of principal executive offices) (Zip Code)
________________________________________________________________________________

        Registrant's telephone number, including area code (909) 587-8773

Item 2. Acquisition or Disposition of Assets.

     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on January 24, 2002, to include the required Item 7 financial statements.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

     The required financial statements for e-Perception Technologies, Inc. are filed as Exhibit 99.1 hereto and hereby incorporated by reference.

     (b)  Pro forma financial information.

          Not required.

     (c)  Exhibits.

 Exhibit No.   Description
 -----------   -----------

     1.1* Agreement and Plan of Reorganization, dated as of November 20, 2001, by and between the Company and e-Perception, Inc.

     1.2*      Subscription Agreement,  dated as of January 9, 2002, by and
               among  the   Company  and  each  of  the   stockholders   of
               e-Perception, Inc.

     23.1      Consent of Stonefield Josephson, Inc.

     99.1      Audited financial  statements of e-Perception  Technologies, Inc.



----------------------------
*     Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              e-PERCEPTION, INC.


Date: April 4, 2002.                          By:  /s/ William E. Richardson
                                                  --------------------------
                                                    William E. Richardson
                                                    Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------



 Exhibit No.   Description
 -----------   -----------

     1.1* Agreement and Plan of Reorganization, dated as of November 20, 2001, by and between the Company and e-Perception, Inc.

     1.2*      Subscription Agreement,  dated as of January 9, 2002, by and
               among  the   Company  and  each  of  the   stockholders   of
               e-Perception, Inc.

     23.1      Consent of Stonefield Josephson, Inc.

     99.1      Audited financial  statements of e-Perception  Technologies, Inc.



----------------------------
*     Previously filed.